UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31 , 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated December 31, 2007	For investors seeking a high level of current income and total return.

Nuveen Investments Funds

Nuveen Preferred Securities Fund

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Dear Shareholder,

As we begin a new year, no one knows for certain what the future will bring. But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk. To learn more about the potential benefits of portfolio diversification, we encourage you to consult a trusted financial advisor. He or she should be able to help you understand how an investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

Detailed information on your Nuveen Preferred Securities Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report. I urge you to take the time to read the Portfolio Managers’ Comments.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it has no impact on the investment objectives or portfolio management strategies of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

February 15, 2008

“But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk.”

Annual Report    Page 1

Portfolio Managers’ Comments

Portfolio managers John Miller, Douglas Baker and Daniel Close outline their investment philosophy and how it was applied to the Nuveen Preferred Securities Fund. John, who has 15 years of investment experience, has managed the Nuveen Preferred Securities Fund since its inception in 2006. Doug and Dan, with 10 years and 6 years of investment experience, respectively, have been assistant portfolio managers of the Fund since inception and were named co-portfolio managers on January 8, 2008, shortly after the close of the reporting period.

What were the general market conditions during this reporting period?

Despite general market turmoil throughout the second half of 2007, year-over-year real GDP through December 31, 2007 grew at 2.5%. Annualized GDP peaked during the third quarter at 4.9%, but decelerated substantially by the fourth quarter to 0.64%. As we will discuss further, several themes weighed heavily on the economy during the most recent fiscal year.

First, the housing sector was a substantial drag on the economy throughout 2007. As of December 2007, existing home sales were down roughly 22% versus the same month in 2006. Exacerbating the situation, the median sales price for all existing homes materially deteriorated, declining 1.4% for all of 2007. The National Association of Realtors reported that the average sales price of single family homes declined 1.8% during 2007, the first decrease since records began in 1968 and possibly the first time since the Great Depression. The industry did receive one piece of positive during the last month of the year. The inventory of homes for sale decreased to 9.6 months, well off the year’s high level of 10.7 months reported in October 2007.

Second, although data indicated a robust labor market for most of 2007, employment began showing signs of distress by the end of the year. December non-farm payrolls posted a meager gain of 18,000, down from November’s tally of 115,000, and a December 2006 through November 2007 monthly average of 128,000. December’s payroll number was the weakest gain since 2003. Consequently, unemployment spiked from 4.7% in November 2007 to 5.0% in the following month. Causing additional concern, the deterioration in December’s employment data failed to include several large layoffs announced by Wall Street firms after the Christmas holiday.

Finally, core inflation continued to trend near the top of the Fed’s 2% comfort zone during most of 2007. Core CPI year-over-year for December 2007 was +2.4%, while headline CPI registered a much larger 4.1% gain.

During 2007, the FOMC met eight times to discuss and to set monetary policy. Throughout the first seven months of the year, the Fed was steadfast in its commitment to battle inflation. However, with the credit market seizing-up in late July and early August, the Fed cut the fed funds official target rate by 0.50% at the September 18, 2007 meeting, down from 5.25% to 4.75%. The Fed continued to ease through the end of 2007, reducing rates by 0.25% at each of the October 31st and December 11th meetings. (On January 22nd and 29th, 2008, after the close of the reporting period, the Fed lowered rates by a combined 1.25%, bringing the fed funds Rate to 3.00%.)

Hybrids/Preferreds

Beginning in the second quarter 2007, an endless flow of sub-prime and structured product related writedowns affected the markets, especially the financial services industry. As a result, these firms tapped the preferred and hybrid market to raise fresh capital and to bolster their balance sheets.

As 2007 progressed, new issue $25 par preferred deals were issued at increasing concessions versus

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares

Average Annual Total Returns as of 12/31/07

	1-Year	Since inception (12/19/06)
Nuveen Preferred Securities Fund
A Shares at NAV	-10.12%	-9.75%
A Shares at Offer	-14.40%	-13.90%
Lipper Corporate Debt Funds BBB-Rated Index[1]	5.27%	4.77%
Merrill Lynch Hybrid Securities Index[2]	-12.74%	-12.74%
Market Benchmark Index[3]	-9.54%	-9.54%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

existing secondary issues. The effect was two-fold. On a positive note, the generous pricing produced considerable investor demand. On the flipside, these cheap new issue levels also forced spreads of existing secondary securities materially wider. When coupled with heavy retail participation, the rapid fluctuations in preferred valuations resulted in unwarranted price dislocations between individual issuers, sectors, and structures. As a result, we continued to believe that the preferred security market held unique opportunities.

The $1,000 par hybrid/capital security market was subject to the same aforementioned themes during 2007. While the hybrid market did fare slightly better than the preferred market, 2007 performance still lagged a majority of competing asset classes. As with the preferred market, the hybrid sector underperformed due to increasing subordination premiums, material extension risk, and dominance of financial institutions as a percent of issuers in this space. Although the hybrid and preferred markets endured several of the same negative themes during 2007, the hybrid sector contended with an additional obstacle. The unique ability to defer coupon payments on a non-cumulative basis caused investors to re-evaluate the certainty of these cash flows. As financial service firms continued to absorb write-downs and deplete capital reserves, the market placed increasing risk premium on a security’s option to defer coupon payments.

1	The Lipper Corporate Debt Funds BBB-Rated Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Corporate Debt Funds BBB-Rated Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Merrill Lynch Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. The since inception data for the index represents returns for the period 12/31/06-12/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Market Benchmark Index is comprised of a 60% weighting in the Merrill Lynch Hybrid Securities Index, a 35% weighting in the Lehman Brothers USD Capital Securities Index and a 5% weighting in the Merrill Lynch REIT Preferred Stock Index. The Merrill Lynch Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The Lehman Brothers USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The Merrill Lynch REIT Preferred Stock Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The since inception data for the index represents returns for the period 12/31/06-12/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

How did the Fund perform during the twelve months ended December 31, 2007?

Class A shares at net asset value for the Nuveen Preferred Securities Fund underperformed its Lipper and market benchmark indexes, but outperformed the Merrill Lynch Hybrid Securities Index for the reporting period ended December 31, 2007.

Driving the relative underperformance of the Fund in relation to the Lipper and market benchmark indexes was an allocation to sub-investment grade credits. During the reporting period, the Fund had an average allocation of approximately 32% either non-rated, below BBB-/Baa3, or split-rated securities with one rating at least below BBB-/Baa3. Approximately two-thirds of this sub-investment grade allocation was committed to traditional hybrid and preferred securities, and the remaining third was committed to taxable municipal bonds. As a result, the Fund’s lower average credit rating was a primary contributing factor to underperformance.

Another contributing factor to 2007 underperformance was an active overweight to monoline insurers including AMBAC, FSA, and SCA. There were a couple monoline industry participants that performed well, however. Both FSA and Assured Guaranty avoided writing business on structured finance CDOs backed by residential sub-prime mortgages. The Fund’s position in FSA fared well, but exposure to AMBAC and SCA more than offset those gains. After the close of the reporting period, the Fund pared back its exposure to monoline insurers.

What strategies were used to manage the Fund during the reporting period?

During the reporting period the Fund added to existing positions and diversified across new sectors and issuers. From a broad perspective, the Fund invested roughly in accordance with its blended market benchmark index. The most meaningful deviation from the index allocation was an increasing allotment to taxable municipal securities. It was the Fund’s continued ability to dictate favorable terms on these deals that justified an increased allocation to this asset class.

On a more micro level, the Fund pursued several relative value strategies. First, as headline risk continued to plague financial services between the second and fourth quarters of 2007, the sector became increasingly attractive. Beginning in early December 2007, the Fund began selling out of rich utility-related holdings (DTE Energy, Georgia Power, Florida Power) and building positions in financial service-related firms such as Barclays, American International Group, and Wachovia Bank.

Annual Report    Page 4

Nuveen Preferred Securities Fund (Class A)

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Preferred Securities Fund compared with the corresponding indexes. The Merrill Lynch Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. The Lipper Corporate Debt Funds BBB-Rated Index is a managed index that represents the average annualized total returns of the 10 largest funds in the Lipper Corporate Debt Funds BBB-Rated category. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Preferred Securities Fund’s total returns include reinvestment of all dividends and distributions, and the Fund’s total return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 5

Fund Spotlight as of 12/31/07 Nuveen Preferred Securities Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$16.98	$16.96	$16.96	$16.98
Latest Monthly Dividend[1]	$0.1050	$0.0935	$0.0935	$0.1090
Inception Date	12/19/06	12/19/06	12/19/06	12/19/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 4.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	-10.12%	-14.40%
Since Inception	-9.75%	-13.90%

B Shares	w/o CDSC	w/CDSC
1-Year	-10.85%	-14.25%
Since Inception	-10.46%	-13.75%

C Shares	NAV
1-Year	-10.85%
Since Inception	-10.46%

R Shares	NAV
1-Year	-9.91%
Since Inception	-9.55%
Yields

A Shares	NAV	Offer
Dividend yield[3]	7.42%	7.11%
30-day yield[3]	7.48%	—
SEC 30-day yield[3,4]	—	7.16%

B Shares	NAV
Dividend yield[3]	6.62%
30-day yield[3]	6.75%

C Shares	NAV
Dividend yield[3]	6.62%
30-day yield[3]	6.75%

R Shares	NAV
Dividend yield[3]	7.70%
SEC 30-day yield[3]	7.72%

Top Five Issuers[2]:
Coeur D’Alene Fiber Fuels Inc.	4.7%
Federal Home Loan Mortgage Corporation	3.2%
Federal National Mortgage Association	3.2%
Seminole Tribe of Florida	2.6%
Barclays Bank PLC	2.5%

Portfolio Credit Quality2

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$20,581
Average Effective Maturity (Years)	39.77
Average Duration	4.00
Number of Positions/Holdings	78

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.46%	0.93%	8/31/07
Class B	3.21%	1.68%	8/31/07
Class C	3.21%	1.68%	8/31/07
Class R	2.21%	0.68%	8/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross Expense Ratios and Net Expense Ratios were restated to reflect current expenses and expense reimbursements as if such expenses and expense reimbursements had been in effect during the previous fiscal year, and to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through April 30, 2010. Absent the waiver and reimbursement, expenses would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report because they are based on a different period and, if applicable, do not include expense waivers or reimbursements.

1	Paid December 27, 2007.

2	As a percentage of total investments as of December 31, 2007. Holdings are subject to change.

3	Dividend yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend yield may differ from the SEC 30-Day yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Annual Report    Page 6

Fund Spotlight as of 12/31/07 Nuveen Preferred Securities Fund

Industries1

Commercial Banks	24.9%
Insurance	24.4%
Municipal	13.4%
Capital markets	7.7%
U.S. Agency	6.4%
Diversified Financial Services	5.8%
Electric Utilities	3.4%
Other	14.0%

1	As a percentage of total investments as of December 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (7/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$905.20	$901.60	$901.60	$906.00	$1,020.21	$1,016.38	$1,016.38	$1,021.83
Expenses Incurred During Period	$4.75	$8.39	$8.39	$3.22	$5.04	$8.89	$8.89	$3.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.99%, 1.75%, 1.75% and 0.67% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report    Page 7

Portfolio of Investments

Nuveen Preferred Securities Fund

December 31, 2007

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 62.1%

	Airlines – 0.7%

6,000	AMR Corporation	7.875%	Caa2	$137,640
	Capital Markets – 5.9%

15,000	Bear Stearns Capital Trust III	7.800%	A2	362,400

10,000	BNY Capital Trust V, Series F	5.950%	Aa3	207,600

15,000	JPMorgan Capital XXIV	6.875%	Aa3	344,250

15,000	Morgan Stanley Capital Trust VII	6.600%	A2	294,150

	Total Capital Markets			1,208,400

	Commercial Banks – 19.8%

10,000	ABN AMRO Capital Trust Fund VII	6.080%	A1	185,800

5,000	BAC Capital Trust V	6.000%	Aa3	99,400

4,000	Banco Santander Finance	6.500%	A	83,500

5,000	Banco Santander Finance	5.660%	Aa3	94,500

10,000	Bank of America Corporation	7.250%	Aa3	256,250

20,000	Barclays Bank PLC	7.750%	Aa3	504,000

10,000	Capital One Capital II Corporation	7.500%	Baa1	190,000

15,000	Citizens Funding Trust I	7.500%	Baa2	232,500

15,000	HSBC Finance Corporation	6.875%	AA –	352,050

10,000	KeyCorp Capital Trust IX	6.750%	Baa1	189,500

5,000	National City Capital Trust II	6.625%	A3	82,750

10,000	National City Capital Trust IV	8.000%	A2	210,750

15,000	Royal Bank of Scotland Group PLC, Series T	7.250%	Aa3	346,350

5,000	USB Capital Trust VI	5.750%	Aa3	96,450

4,000	USB Capital Trust XI	6.600%	A1	84,600

10,000	Wachovia Corporation, (3)	8.000%	A	253,000

10,000	Wachovia Trust IV	6.375%	A1	200,300

21,200	Wells Fargo Capital Trust V	7.000%	Aa2	489,720

5,000	Zions Capital Trust B	8.000%	BBB–	123,700

	Total Commercial Banks			4,075,120

	Consumer Finance – 2.0%

10,000	SLM Corporation, Series A, (3)	6.970%	Baa1	403,900
	Diversified Financial Services – 5.7%

15,100	Citigroup Capital XV	6.500%	Aa3	293,695

5,000	Citigroup Capital XX	7.875%	Aa3	124,844

15,000	Deutsche Bank Capital Funding Trust VIII	6.375%	A	318,150

5,000	GMAC LLC	7.375%	BB+	86,000

15,000	ING Groep NV	7.375%	A1	356,475

	Total Diversified Financial Services			1,179,164

	Electric Utilities – 2.0%

7,700	DTE Energy Trust II	7.500%	Baa3	190,883

3,600	FPL Group Capital Inc.	6.600%	A3	86,400

6,000	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	126,840

	Total Electric Utilities			404,123

Shares	Description (1)	Coupon	Ratings (2)	Value

	Household Durables – 0.3%

4,000	M-I Homes	9.750%	B	$52,250
	Insurance – 13.2%

15,000	Ace Ltd., Series C	7.800%	BBB	358,500

15,000	Aegon NV	7.250%	A–	332,850

10,000	American International Group	7.700%	Aa3	250,500

10,000	Aspen Insurance Holdings Limited	7.401%	Ba1	218,500

15,000	Delphi Financial Group, Inc.	7.376%	BBB–	276,675

10,000	EverestRe Capital Trust II	6.200%	Baa1	188,200

20,000	Financial Security Assurance Holdings	5.600%	AA	322,000

10,000	Markel Corporation	7.500%	BBB–	241,100

10,000	PartnerRe Limited, Series D	6.500%	BBB+	187,900

10,000	Protective Life Corporation	7.250%	BBB	218,500

5,000	UnumProvident Financing Trust I (CORTS)	8.500%	BBB	121,950

	Total Insurance			2,716,675

	Media – 0.9%

10,000	CBS Corporation	6.750%	BBB	192,500
	Real Estate Investment Trust – 3.2%

5,000	AMB Property Corporation, Series M	6.750%	Baa2	105,500

10,000	Duke Realty Corporation, Series K	6.500%	BBB	189,600

5,000	Prologis Trust, Series G	6.750%	BBB	105,100

5,000	PS Business Parks, Inc.	6.700%	BBB–	94,800

9,000	Public Storage, Inc., Series M	6.625%	BBB+	171,000

	Total Real Estate Investment Trust			666,000

	Thrifts & Mortgage Finance – 2.1%

20,000	Countrywide Capital Trust V	7.000%	BBB–	229,000

10,000	Sovereign Capital Trust V	7.750%	Baa2	210,000

	Total Thrifts & Mortgage Finance			439,000

	U.S. Agency – 6.3%

25,000	Federal Home Loan Mortgage Corporation, (3)	8.375%	AA–	653,750

25,000	Federal National Mortgage Association, (3)	8.250%	AA–	643,750

	Total U.S. Agency			1,297,500

	Total $25 Par (or similar) Preferred Securities (cost $14,104,868)			12,772,272

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value
	TAXABLE MUNICIPAL BONDS – 13.3%

	California – 1.0%

$200	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 9.125%, 6/01/13	No Opt. Call	N/R	$207,866
	Florida – 3.5%

200	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	204,246

500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007B, 7.804%, 10/01/20	No Opt. Call	BBB	521,775
700	Total Florida			726,021

Portfolio of Investments

Nuveen Preferred Securities Fund (continued)

December 31, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value

	Louisiana – 3.1%

$200	Carter Plantation Land Louisiana, Revenue Bonds, 9.000%, 7/01/17	3/08 at 100.00	N/R	$195,300

440	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/10 at 102.00	N/R	445,240
640	Total Louisiana			640,540
	Texas – 1.0%

200	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	203,916
	Washington – 4.7%

950	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Fuels Inc., Series 2007H, 10.000%, 12/01/11	No Opt. Call	N/R	961,438
$2,690	Total Taxable Municipal Bonds (cost $2,686,766)			2,739,781

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CAPITAL PREFERRED SECURITIES – 23.6%

	Capital Markets – 1.7%

400	Goldman Sachs Capital II	5.793%	12/01/57	A	$356,464
	Commercial Banks – 4.8%

200	BBVA International Perferred SA, Unipersonal	5.919%	10/18/49	A1	175,366

400	CIT Group Inc.	6.100%	3/15/67	BBB+	290,906

200	HBOS PLC, Series 144A	6.657%	11/21/57	A1	166,160

400	Lloyd’s TSB Group PLC	6.267%	11/14/49	Aa3	363,472
	Total Commercial Banks				995,904

	Consumer Finance – 1.4%

300	Mizuho Capital Investment I Limited	6.686%	3/30/49	A2	281,133
	Electric Utilities – 1.4%

300	Dominion Resources Inc.	7.500%	6/30/66	Baa3	297,058
	Insurance – 10.9%

300	AMBAC Finanacial Group Inc.	6.150%	2/15/87	Aa3	219,726

400	AXA SA, 144A	6.379%	6/14/57	BBB+	345,759

400	Liberty Mutual Group	7.800%	3/15/37	Baa3	356,750

400	QBE Capital Funding Trust II, 144A	6.797%	6/01/49	BBB	383,679

1,000	Security Capital Assurance LTD	6.880%	9/30/49	A	450,807

500	Symetra Financial Corporation	8.300%	10/15/37	Baa3	493,049
	Total Insurance				2,249,770

	Oil, Gas & Consumable Fuels – 0.9%

200	Enterprise Products Operating LP	7.034%	1/15/68	Ba1	181,603
	Road & Rail – 1.8%

400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	374,456

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Thrifts & Mortgage Finance – 0.7%

200	Washington Mutual Preferred Funding Delaware, Series A-1, 144A	6.534%	6/15/56	BBB	$123,780
	Total Capital Preferred Securities (cost $5,387,172)				4,860,168

	Total Investments (cost $22,178,806) – 99.0%				20,372,221

	Other Assets Less Liabilities – 1.0%				208,323

	Net Assets – 100%				$20,580,544

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Investment is eligible for the Dividends Received Deduction.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

CORTS	Corporate Backed Trust Securities.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2007

Assets
Investments, at value (cost $22,178,806)	$20,372,221
Cash	67,214
Receivables:
Dividends	20,428
Interest	141,158
Investments sold	21,514
Shares sold	24,955
Reclaims	364
Other assets	216
Total assets	20,648,070
Liabilities
Accrued expenses:
Management fees	1,011
12b-1 distribution and service fees	491
Other	66,024
Total liabilities	67,526
Net assets	$20,580,544
Class A Shares
Net assets	$320,735
Shares outstanding	18,894
Net asset value per share	$16.98
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$17.83
Class B Shares
Net assets	$245,304
Shares outstanding	14,462
Net asset value and offering price per share	$16.96
Class C Shares
Net assets	$245,304
Shares outstanding	14,462
Net asset value and offering price per share	$16.96
Class R Shares
Net assets	$19,769,201
Shares outstanding	1,164,323
Net asset value and offering price per share	$16.98

Net Assets Consist of:
Capital paid-in	$22,521,495
Undistributed (over-distribution of) net investment income	(12,219)
Accumulated net realized gain (loss) from investments and derivative transactions	(122,147)
Net unrealized appreciation (depreciation) of investments	(1,806,585)
Net assets	$20,580,544

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2007

Investment Income
Dividends (net of foreign tax withheld of $1,507)	$351,859
Interest	300,596
Investment Income	652,455
Expenses
Management fees	67,883
12b-1 service fees – Class A	695
12b-1 distribution and service fees – Class B	2,673
12b-1 distribution and service fees – Class C	2,673
Shareholders’ servicing agent fees and expenses	517
Custodian’s fees and expenses	9,028
Trustees’ fees and expenses	183
Professional fees	45,841
Shareholders’ reports – printing and mailing expenses	40,682
Federal and state registration fees	4,345
Other expenses	2,186
Total expenses before custodian fee credit and expense reimbursement	176,706
Custodian fee credit	(5,473)
Expense reimbursement	(97,344)
Net expenses	73,889
Net investment income	578,566
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(86,192)
Futures	(30,733)
Change in net unrealized appreciation (depreciation) of investments	(1,800,543)
Net realized and unrealized gain (loss)	(1,917,468)
Net increase (decrease) in net assets from operations	$(1,338,902)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/07	For the Period 12/19/06 (commencement of operations) through 12/31/06
Operations
Net investment income	$578,566	$8,915
Net realized gain (loss) from:
Investments	(86,192)	—
Futures	(30,733)	—
Change in net unrealized appreciation (depreciation) of investments	(1,800,543)	(6,042)
Net increase (decrease) in net assets from operations	(1,338,902)	2,873
Distributions to Shareholders
From net investment income:
Class A	(16,160)	—
Class B	(13,343)	—
Class C	(13,343)	—
Class R	(563,731)	—
Decrease in net assets from distributions to shareholders	(606,577)	—
Fund Share Transactions
Proceeds from sale of shares	17,326,622	4,900,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	288,403	—
	17,615,025	4,900,000
Cost of shares redeemed	(91,875)	—
Net increase (decrease) in net assets from Fund share transactions	17,523,150	4,900,000
Net increase (decrease) in net assets	15,577,671	4,902,873
Net assets at the beginning of period	5,002,873	100,000
Net assets at the end of period	$20,580,544	$5,002,873
Undistributed (Over-distribution of) net investment income at the end of period	$(12,219)	$10,221

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”). The Trust was organized as a Massachusetts business trust on September 27, 2006.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,000 by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), the recording of the organization expenses ($15,000) and offering costs ($85,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide a high level of current income and total return. Under normal circumstances the Fund will invest at least 80% of its net assets in preferred securities and up to 20% of its assets in debt securities, U.S. government and agency debt and convertible preferred securities. The Fund may also invest in futures, forwards, options and swaps, or other financial instruments including credit default swaps.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment. The Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustee’s designee. Futures contracts are valued using closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a fixed-income security or futures contract, the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Notes to Financial Statements (continued)

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the fiscal year ended December 31, 2007.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares, however, the Fund will issue Class B Shares only upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor in Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Futures Contracts

The Fund is authorized to invest in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. As of December 31, 2007, the Fund had no outstanding futures contracts.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 12/31/07		For the Period 12/19/06 (commencement of operations) through 12/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,315	$76,500	12,500	$250,000
Class B	—	—	12,500	250,000
Class C	—	—	12,500	250,000
Class R	947,692	17,250,122	207,500	4,150,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	829	15,551	—	—
Class B	712	13,343	—	—
Class C	712	13,343	—	—
Class R	13,119	246,166	—	—
	967,379	17,615,025	245,000	4,900,000
Shares redeemed:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	(5,238)	(91,875)	—	—
	(5,238)	(91,875)	—	—
Net increase (decrease)	962,141	$17,523,150	245,000	$4,900,000

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2007, were as follows:

Purchases	$33,410,171
Sales and maturities	15,934,227

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2007, the cost of investments was $22,194,224.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2007, were as follows:

Gross unrealized:
Appreciation	$145,531
Depreciation	(1,967,534)
Net unrealized appreciation (depreciation) of investments	$(1,822,003)

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$3,199
Undistributed net long-term capital gains	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2007
Distributions from net ordinary income*	$606,577
Distributions from net long-term capital gains	—

  * Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2007, the Fund’s tax year-end, the Fund has unused capital loss carryforwards of $41,620 available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire in 2015.

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through December 31, 2007, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $80,529 were treated as having arisen on the first day of the following fiscal year.

5. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For Managed Assets over $2 billion	.4750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex-level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Prior to September 1, 2007, the Adviser agreed to waive part of its management fees or reimburse certain expenses in order to limit operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% of the average daily net assets. Effective September 1, 2007, the Adviser agreed to waive .05% of its management fees through April 30, 2010. The Adviser also agreed to reimburse all other expenses through April 30, 2010 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses). Beginning May 1, 2010, the Adviser agreed to waive fees and reimburse expenses in order to limit operating expenses (excluding 12b-1 distribution and services fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.25% of the average daily net assets. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

All 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended December 31, 2007, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (unaudited)	$5,345

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

At December 31, 2007, Nuveen owned 13,240, 13,147, 13,147 and 220,285 of Class A, B, C and R shares, respectively. At December 31, 2007, the Adviser owned 1,324, 1,315, 1,315 and 1,327 of Class A, B, C and R shares, respectively.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser, and resulted in the automatic termination of such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreement. The new ongoing investment management agreement was approved by the shareholders of the Fund and took effect on November 13, 2007.

Notes to Financial Statements (continued)

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

6. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid on February 1, 2008, to shareholders of record on January 30, 2008, as follows:

Dividend per share:
Class A	$.1050
Class B	.0935
Class C	.0935
Class R	.1090

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended December 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (12/06)
2007	$20.01	$1.08	$(3.03)	$(1.95)	$(1.08)	$—	$(1.08)	$16.98	(10.12)%	$321	2.50%		4.23%		1.13%		5.60%		1.07%		5.66%		179%
2006(e)	20.00	.03	(.02)	.01	—	—	—	20.01	.05	275	18.18	*	(12.06	)*	1.23	*	4.88	*	1.23	*	4.88	*	—
Class B (12/06)
2007	20.01	.93	(3.03)	(2.10)	(.95)	—	(.95)	16.96	(10.85)	245	3.29		3.39		1.89		4.79		1.83		4.85		179
2006(e)	20.00	.03	(.02)	.01	—	—	—	20.01	.05	275	18.93	*	(12.82	)*	1.99	*	4.12	*	1.99	*	4.12	*	—
Class C (12/06)
2007	20.01	.93	(3.03)	(2.10)	(.95)	—	(.95)	16.96	(10.85)	245	3.29		3.39		1.89		4.79		1.83		4.85		179
2006(e)	20.00	.03	(.02)	.01	—	—	—	20.01	.05	275	18.93	*	(12.82	)*	1.99	*	4.12	*	1.99	*	4.12	*	—
Class R (12/06)
2007	20.01	1.18	(3.08)	(1.90)	(1.13)	—	(1.13)	16.98	(9.91)	19,769	1.80		5.28		.78		6.30		.72		6.36		179
2006(e)	20.00	.04	(.03)	.01	—	—	—	20.01	.05	4,178	17.92	*	(11.81	)*	.98	*	5.13	*	.98	*	5.13	*	—

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 19, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Investment Trust V- Nuveen Preferred Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Investment Trust V (comprised of Nuveen Preferred Securities Fund (the “Fund”)) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 19, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred Securities Fund comprising the Nuveen Investment Trust V at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from December 19, 2006 (commencement of operations) through December 31, 2006 in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 26, 2008

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007), Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., and Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	184

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	184

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	184

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	182

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	184

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	184

Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (2005-12/2007); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	184

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002); Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc., Assistant Secretary (since 2003) of Symphony Asset Management LLC.	184

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (2002-2005) of Nuveen Investments, LLC; Chartered Financial Analyst.	184

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	184

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	64

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer of Nuveen Asset Management (since 2002), Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC. (since 2002); Rittenhouse Asset Management, Inc. (since 2003); Tradewinds NWQ Global Investors, LLC (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasury of Symphony Asset Management LLC (since 2003); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4), Chartered Financial Analyst.	184

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	184

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	184

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Vice President (since 2006) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); previously, Associate (2001-2003) at the law firm of VedderPrice P.C.	184

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	184

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	184

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007).	184

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007), prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	184

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	184

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	184

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	64

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	184

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Consumer Price Index (CPI): The consumer price index is an index number measuring the average price of consumer goods and services purchased by households. It is one of several price indices calculated by national statistical agencies.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Gross Domestic Product (GDP): The gross domestic product is the total market value of all final goods and services produced in a country in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Hybrid Securities: A hybrid security combines two or more different financial instruments. Hybrid securities generally combine both debt and equity characteristics.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: The Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

Distribution Information: Nuveen Preferred Securities Fund hereby designates 4.47% of dividends paid from ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 12.78% as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $170 billion in assets as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-INV5-1207D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst & Young LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended December 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Preferred Securities Fund	22,500	0	0	0

Total	$22,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Preferred Securities Fund	0	0	0	0

Fiscal Year Ended December 31, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Preferred Securities Fund	10,000	0	0	0

Total	$10,000	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Preferred Securities Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended December 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended December 31, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Preferred Securities Fund	0	0	0	0

Total	$0

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended December 31, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Preferred Securities Fund	0	0	0	0

Total	$0

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date March 7, 2008

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date March 7, 2008

*	Print the name and title of each signing officer under his or her signature.